EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DAVIDsTEA Inc. (the “Company”) on Form 10-Q for the period ended May 1, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Sarah Segal, Chief Executive and Brand Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 15, 2021	/s/ Sarah Segal
Sarah Segal
Chief Executive and Brand Officer